EXHIBIT 99.7
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

      GSAA 0511 WAC Cap
Libor set to 20%
50% Pricing Speed (15 CPR)
3A3 Bond                        ----------------------------------------
                                 Period     Date      Effective Coupon
                                ========================================
                                Total

                                       0   25-Sep-05           0.000000
                                       1   25-Oct-05          20.120000
                                       2   25-Nov-05          20.120000
                                       3   25-Dec-05          20.120000
                                       4   25-Jan-06          20.120000
                                       5   25-Feb-06          20.120000
                                       6   25-Mar-06          20.120000
                                       7   25-Apr-06          19.514460
                                       8   25-May-06          19.101000
                                       9   25-Jun-06          18.565540
                                      10   25-Jul-06          18.193050
                                      11   25-Aug-06          17.780040
                                      12   25-Sep-06          17.362690
                                      13   25-Oct-06          16.477990
                                      14   25-Nov-06          16.011870
                                      15   25-Dec-06          15.756920
                                      16   25-Jan-07          15.310080
                                      17   25-Feb-07          14.977490
                                      18   25-Mar-07          15.012270
                                      19   25-Apr-07          14.346810
                                      20   25-May-07          14.163760
                                      21   25-Jun-07          13.759460
                                      22   25-Jul-07          13.605430
                                      23   25-Aug-07          13.421460
                                      24   25-Sep-07          13.163680
                                      25   25-Oct-07          12.742860
                                      26   25-Nov-07          12.375040
                                      27   25-Dec-07          12.293020
                                      28   25-Jan-08          11.938370
                                      29   25-Feb-08          11.768320
                                      30   25-Mar-08          11.873120
                                      31   25-Apr-08          11.374820
                                      32   25-May-08          11.339040
                                      33   25-Jun-08          11.020510
                                      34   25-Jul-08          11.391970
                                      35   25-Aug-08          12.364250
                                      36   25-Sep-08          12.204230
                                      37   25-Oct-08          10.677590
                                      38   25-Nov-08          10.353400
                                      39   25-Dec-08          10.497800
                                      40   25-Jan-09          10.188460
                                      41   25-Feb-09          10.363770
                                      42   25-Mar-09          11.060060
                                      43   25-Apr-09          10.202110
                                      44   25-May-09          10.369250
                                      45   25-Jun-09          10.056070
                                      46   25-Jul-09          10.333230
                                      47   25-Aug-09          10.027440
                                      48   25-Sep-09           9.961290
                                      49   25-Oct-09          10.168290
                                      50   25-Nov-09           9.855350
                                      51   25-Dec-09          10.048740
                                      52   25-Jan-10           9.738040
                                      53   25-Feb-10           9.677850
                                      54   25-Mar-10          10.438850
                                      55   25-Apr-10           9.586110
                                      56   25-May-10           9.798190
                                      57   25-Jun-10           9.988140
                                      58   25-Jul-10          10.950480
                                      59   25-Aug-10          12.284710
                                      60   25-Sep-10          11.040870

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